Stringer Growth Fund

Supplement dated May 2, 2016
To the Prospectus dated July 1, 2015

The following information replaces in its entirety the information appearing under the heading “Summary – Performance” on pages 4-5 of the Prospectus:

“Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section captioned “Purchasing Shares” on page 12 of the Fund’s prospectus and the section captioned “Purchases” beginning on page 36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A shares	Class C shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	1.00%[1]	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares	Class C shares	Institutional Class shares
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	2.25%	3.00%	2.00%
Fee Waivers and Expense Reimbursement[2]	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	2.12%	2.87%	1.87%

[1]	A Contingent Deferred Sales Charge is imposed upon certain redemptions of Class A shares. See the section of the prospectus entitled “CDSC for Certain Purchases of Class A Shares” for more information.

[2]	Effective May 1, 2016, Stringer Asset Management, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, shareholder services fees, extraordinary expenses, interest and dividend expenses in connection with securities sold short, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.30% through at least July 1, 2017. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the Fund’s expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until July 1, 2017. The Contingent Deferred Sales Charge (the “CDSC”) is not included in these calculations for Class A Shares. If the CDSC were included, your costs would be higher. See “CDSC for Certain Purchases of Class A Shares” below. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$753	$1,203	$1,678	$2,983
Class C Shares	$290	$915	$1,566	$3,309
Institutional Class Shares	$190	$615	$1,066	$2,317”

The following information replaces in its entirety the information appearing under the heading “Purchasing Shares – Choosing a Share Class – Class A shares – Broker-Dealer Reallowances and Commissions” on page 15 of the Prospectus:

“The broker-dealer reallowance for purchases of Class A shares under $1 million is described in the chart above. For initial purchases of Class A shares of a Fund of $1 million or more, a broker-dealer’s commission (equal to 1.00% of such purchases over $1 million) may be paid by the Adviser to participating unaffiliated broker-dealers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the broker-dealer’s commission described in this paragraph was paid in connection with the purchase of such shares. See “CDSC for Certain Purchases of Class A shares” below.”

The following information appears as a new section inserted above the heading “Redeeming Shares” on page 17 of the Prospectus:

“Exchanging Shares

Shares of any class of the Fund generally may be exchanged for shares of the same class of any other Fund managed by the Adviser without paying a sales charge or a CDSC. Shares of any class of the Fund also may be acquired in exchange for shares of the same class of any other Fund managed by the Adviser without paying a sales charge or CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, the Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail
Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, Missouri  64111

By Telephone
If you have authorized this service, you may exchange by telephone by calling 1-877-244-6235.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.”

Stringer Growth Fund
Stringer Moderate Growth Fund

Supplement dated May 2, 2016
To the Statement of Additional Information dated July 1, 2015

The following information replaces in its entirety the information appearing under the heading “Summary – Performance” on page 31 of the Statement of Additional Information:

“The Adviser will receive a monthly management fee equal to an annual rate of 0.95% and 0.80% of Stringer Growth Fund’s and Stringer Moderate Growth Fund’s net assets. In addition, the Adviser and each Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.30% for Stringer Growth Fund Class A shares, Class C shares, and Institutional Class Shares, respectively, and 1.25% of Stringer Moderate Growth Fund Class A shares, Class C shares and Institutional Class shares, respectively of the average daily net assets of each Fund through at least July 1, 2017. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund.”